Exhibit 10.7

EXECUTION COPY

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Administrator and as Servicer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

__________

AMENDMENT NO. 1

Dated as of August 10, 2018

to the

AMENDED AND RESTATED SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT

Dated as of February 28, 2018

__________

PNMAC GMSR ISSUER TRUST

MSR COLLATERALIZED NOTES,

SERIES 2016-MSRVF1

AMENDMENT NO. 1 TO AMENDED AND RESTATED SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT

This Amendment No. 1 to the Amended and Restated Series 2016-MSRVF1 Indenture Supplement (this “Amendment”) is dated as of August 10, 2018, by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), PENNYMAC LOAN SERVICES, LLC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as the sole noteholder of 100% of the Series 2016-MSRVF1 Note (the “Noteholder”).

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent are parties to that certain Second Amended and Restated Indenture, dated as of August 10, 2017 (as amended by Amendment No. 1 to the Base Indenture, dated as of February 28, 2018, and by Amendment No. 2 to the Base Indenture, dated as of August 10, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018 (as amended, restated, supplement or otherwise modified from time to time, the “VFN Indenture Supplement”, and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the VFN Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the VFN Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), was issued to PennyMac Loan Services, LLC (“PLS”) pursuant to the terms of the VFN Indenture Supplement, and was purchased by CSCIB under the Master Repurchase Agreement, dated as of December 19, 2016, by and among the Administrative Agent, CSCIB, as buyer, and PLS, as seller (as amended, restated, supplemented or otherwise modified from time to time, the “MSRVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB;

WHEREAS, pursuant to the VFN Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the VFN Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2016-MSRVF1 Note under the MSRVF1 Repurchase Agreement;

WHEREAS, pursuant to Section 10 of the VFN Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the VFN Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholder of 100% of the Series 2016-MSRVF1 Note; and

WHEREAS, as of the date hereof, the Series 2016-MSRVF1 Note is not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the VFN Indenture Supplement is hereby amended as follows:

Section 1.       Amendment to the VFN Indenture Supplement.  The VFN Indenture Supplement is hereby amended by deleting the definition of “Default Supplemental Fee” from Section 2 thereof in its entirety and replacing it with the following:

“Default Supplemental Fee” means for the Series 2016-MSRVF1 Notes and each Payment Date during the Full Amortization Period and on the date of final payment of such Notes (if the Full Amortization Period is continuing on such final payment date), a fee equal to (1) the related Cumulative Default Supplemental Fee Shortfall Amount, plus (2) the product of

(a)        the Default Supplemental Fee Rate multiplied by

(b)        the average daily Note Balance since the prior Payment Date of the Series 2016-MSRVF1 Notes multiplied by

(c)        a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the commencement of the Full Amortization Period) to but excluding such Payment Date and the denominator of which equals 360.

Section 2.       No Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, the Series 2016-MSRVF1 Note is not rated by any Note Rating Agency.

Section 3.        Waiver of Issuer Tax Opinion and Authorization Opinion.  Pursuant to Section 12.2 of the Base Indenture and Section 10 of the VFN Indenture Supplement, the Noteholder hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.2 of the Base Indenture and Section 10 of the VFN Indenture Supplement which require delivery of an Issuer Tax Opinion with respect to this Amendment. Pursuant to Section 12.3 of the Base Indenture, the Noteholder hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.3 of the Base Indenture which requires delivery of an Authorization Opinion with respect to this Amendment.

Section 4.       Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”).

Section 5.        Consent and Acknowledgment.  By execution of this Amendment, CSCIB, as Noteholder of 100% of the Series 2016-MSRVF1 Note, hereby consents to this Amendment.  The Noteholder certifies that it is the sole Noteholder of the Series 2016-MSRVF1 Note with the right to instruct the Indenture Trustee.  In addition, the Noteholder certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of the Noteholder is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by Noteholder of this Amendment should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date.

Section 6.       Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholder that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

Section 7.       Limited Effect.  Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 8.       No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB

(“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 9.        Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 10.      GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.      Counterparts.  The Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.      Entire Agreement.  The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 13.      Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jeff Everhart
Name:	Jeff Everhart
Title:	Vice President

[PNMAC GMSR ISSUER TRUST Amendment No. 1 to A&R Series 2016-MSRVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[PNMAC GMSR ISSUER TRUST Amendment No. 1 to A&R Series 2016-MSRVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST Amendment No. 1 to A&R Series 2016-MSRVF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR ISSUER TRUST Amendment No. 1 to A&R Series 2016-MSRVF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Noteholder of 100% of the Series 2016-MSRVF1 Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST Amendment No. 1 to A&R Series 2016-MSRVF1 Indenture Supplement]